Exhibit 99.3

L Brands Prices Upsized $1 Billion Offering of 6.625% Senior Notes Due 2030

COLUMBUS, Ohio, Sept. 16, 2020 (GLOBE NEWSWIRE) -- L Brands, Inc. (NYSE: LB) announced today that its previously announced offering to sell $750 million aggregate principal amount of senior notes due 2030 (the “2030 Notes”) was upsized to an aggregate principal amount of $1 billion and priced with a coupon of 6.625% in a private placement offering to eligible purchasers. The 2030 Notes are guaranteed by each of the company’s domestic subsidiaries that guarantees or is a borrower under its ABL Facility or guarantees or incurs any other material debt. The initial offering price of the 2030 Notes to investors will be 100% of their principal amount. The 2030 Notes are senior unsecured obligations. The offering is expected to close on September 30, 2020, subject to customary closing conditions.

The 2030 Notes are not being registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. The 2030 Notes may be resold by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.

The company intends to use the net proceeds from the offering of the 2030 Notes to fund tender offers to purchase for cash (the “Tender Offers”) certain of its outstanding (i) 5.625% Senior Notes due 2022 (the “2022 Notes”), (ii) 5.625% Senior Notes due 2023 (the “2023 Notes”), (iii) 7.60% Senior Notes due 2037 (the “2037 Notes”) and (iv) 6.95% Exchange Debentures due 2033 (the “2033 Notes,” and together with the 2022 Notes, the 2023 Notes and the 2037 Notes, the “Waterfall Notes”) up to an aggregate principal amount that will not result in an aggregate purchase price (excluding accrued and unpaid interest) that exceeds (i) $1 billion with respect to the Waterfall Notes in the aggregate and (ii) $50 million with respect to the 2037 Notes and the 2033 Notes in the aggregate. The Tender Offers are being made pursuant to an Offer to Purchase and Consent Solicitation Statement dated September 16, 2020. If the Tender Offers are not consummated or the net proceeds from the offering of the 2030 Notes exceed the total consideration payable in the Tender Offers, the company intends to use the remaining net proceeds from the offering for the repayment, redemption or repurchase of our other indebtedness.

The offering of the 2030 Notes is not contingent on the consummation of the Tender Offers or any minimum amount of tenders in the Tender Offers. The foregoing does not constitute an offer to purchase, or a notice of redemption or an obligation to issue a notice of redemption for, the Waterfall Notes or any other notes.

This press release is neither an offer to sell nor a solicitation of an offer to buy the 2030 Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the 2030 Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful. In addition, this press release is not an offer to purchase or a notice of redemption with regard to any securities. The offering is made only by, and pursuant to, the terms set forth in the related offering memorandum. The offering is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

ABOUT L BRANDS:
L Brands, through Bath & Body Works, Victoria’s Secret and PINK, is an international company.  The company operates 2,709 company-owned specialty stores in the United States, Canada, the United Kingdom and Greater China, and its brands are also sold in more than 700 franchised locations worldwide.  The company’s products are also available online at www.bathandbodyworks.com and www.victoriassecret.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

•	General economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	divestitures or other dispositions, including any divestiture of Victoria’s Secret and related operations, could negatively impact our business, and contingent liabilities from businesses that we have sold could adversely affect our financial statements;

•	the seasonality of our business;

•	difficulties arising from turnover in company leadership or other key positions;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	liabilities arising from divested businesses;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
• political instability, environmental hazards or natural disasters;
• significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
• duties, taxes and other charges;
• legal and regulatory matters;
• volatility in currency exchange rates;
• local business practices and political issues;
• potential delays or disruptions in shipping and transportation and related pricing impacts;
• disruption due to labor disputes; and
• changing expectations regarding product safety due to new legislation;

•	our geographic concentration of vendor and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	shareholder activism matters;

•	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, third-party or company information;

•	our ability to comply with laws and regulations or other obligations related to data privacy and security;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

•	We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands: Investor Relations Amie Preston (614) 415-6704 apreston@lb.com	Media Relations Brooke Wilson (614) 415-6042 communications@lb.com

Source: L Brands, Inc.

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